FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1999-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          Former name or former address, if changed since last report.

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on May 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Services, and The First National Bank of Chicago, as Trustee.




Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.40)          May 27, 2003 - Information on Distribution to
                                          Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                   (Registrant)






Date:   June 11, 2003              By:   /s/ Joseph Jurkowski Jr.
                                         Joseph Jurkowski Jr.
                                         Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


   (28.40)               May 27, 2003 - Information on Distribution to
                                        Certificateholders

            May 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.40
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1999-1




              Principal Amt.
              Outstanding                                                                                   Ending       Cumulative
 Certificate    Prior to        Interest       Interest       Principal        Total        Current      Certificate       Realized
 Class        Distribution       Rate        Distribution   Distribution   Distribution   Realized Loss    Balance          Losses
    A      $56,744,429.19       6.49763%     $305,928.13   $3,800,069.85   $4,105,997.98       $0.00   $52,944,359.34         0.00
  R-1                0.00       6.55815%            0.00            0.00            0.00        0.00             0.00         0.00
  B-1        1,907,553.68       6.49763%       10,284.26            5.50       10,289.76        0.00     1,907,548.18         0.00
  B-2          953,776.84       6.49763%        5,142.13            2.75        5,144.88        0.00       953,774.09         0.00
  B-3          953,776.84       6.49763%        5,142.13            2.75        5,144.88        0.00       953,774.09         0.00
  B-4          953,776.84       6.49763%        5,142.13            2.75        5,144.88        0.00       953,774.09         0.00
  B-5          476,888.42       6.49763%        2,571.06            1.37        2,572.43        0.00       476,887.04         0.00
  B-6          478,547.03       6.49763%        2,580.01            1.38        2,581.39        0.00       478,545.65         0.00
  2-A       16,548,726.48       9.24747%      127,153.74      849,520.37      976,674.11        0.00    15,699,206.12         0.00
 R-II                0.00       9.17749%            0.00            0.00            0.00        0.00             0.00         0.00
  2B1        1,362,040.06       9.24747%       10,465.37       28,708.48       39,173.85        0.00     1,333,331.58         0.00
  2B2          856,207.35       9.24747%        6,578.75       18,046.76       24,625.51        0.00       838,160.59         0.00
  2B3          544,831.36       9.24747%        4,186.26       11,483.71       15,669.97        0.00       533,347.64         0.00
  2B4          428,065.37       9.24747%        3,289.08        9,022.57       12,311.65        0.00       419,042.80         0.00
  2B5          311,375.99       9.24747%        2,392.49        6,563.05        8,955.54        0.00       304,812.94         0.00
  2B6          286,043.22       9.24747%        2,197.84        6,029.09        8,226.93        0.00       280,014.13   125,561.13
R-III                0.00       6.55815%            0.00            0.00            0.00        0.00             0.00         0.00

Total      $82,806,038.67                    $493,053.38   $4,729,460.38   $5,222,513.76       $0.00   $78,076,578.28  $125,561.13



                               CERTIFICATE ACCOUNT

Beginning Balance                                                           0.00

Deposits

       Payment of Interest and Principal                            5,191,425.49
       Liquidations, Insurance Proceeds, Reserve Funds                      0.00
       Proceeds from Repurchased Loans                                      0.00
       Other Amounts (Servicer Advances)                               51,077.99
       Realized Losses                                                      0.00
       Prepayment Penalties                                                 0.00
                                                                    ------------
Total Deposits                                                      5,242,503.48

Withdrawals
       Reimbursement for Servicer Advances                                  0.00
       Payment of Service Fee                                          19,989.72
       Payment of Interest and Principal                            5,222,513.76
                                                                    ------------
Total Withdrawals (Pool Distribution Amount)                        5,242,503.48

Ending Balance                                                              0.00
                                                                    ============


                  PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                    ------------
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00


                                 SERVICING FEES

Gross Servicing Fee                                                    18,138.43
External Master Servicing Fee                                             477.23
Master Servicing Fee                                                    1,374.06
Special Servicing Fee                                                       0.00
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                    ------------
Net Servicing Fee                                                      19,989.72




                             DELINQUENT                                                             BANKRUPTCY

               No of Loans                 Prin Balance                              No of Loans                  Prin Balance
                                                                 0-29 Days                4                         112,184.31
30 Days            53                      2,057,256.25          30 Days                  1                          20,213.61
60 Days            17                        588,499.21          60 Days                  0                               0.00
90 Days             2                         15,856.76          90 Days                  0                               0.00
120 Days            2                        246,594.19          120 Days                 0                               0.00
150 Days            5                        153,389.03          150 Days                 0                               0.00
180+ Days           1                          6,512.74          180+ Days                9                         641,993.36
                ---------------------------------------                              ------------------------------------------
                   80                      3,068,108.18                                   14                        774,391.28

                                                                 0-29 Days             0.956938%                      0.143425%
30 Days        12.679426%                      2.630149%         30 Days               0.239234%                      0.025843%
60 Days         4.066986%                      0.752381%         60 Days               0.000000%                      0.000000%
90 Days         0.478469%                      0.020272%         90 Days               0.000000%                      0.000000%
120 Days        0.478469%                      0.315264%         120 Days              0.000000%                      0.000000%
150 Days        1.196172%                      0.196104%         150 Days              0.000000%                      0.000000%
180+ Days       0.239234%                      0.008326%         180+ Days             2.153110%                      0.820772%
                ---------------------------------------                              ------------------------------------------
                9.138756%                      3.922497%                               3.349282%                      0.990039%

                          FORECLOSURE                                                                     REO
               No of Loans                 Prin Balance                              No of Loans                  Prin Balance
0-29 Days          0                              0.00           0-29 Days                0                               0.00
30 Days            0                              0.00           30 Days                  0                               0.00
60 Days            1                         26,165.78           60 Days                  0                               0.00
90 Days            2                         56,131.81           90 Days                  0                               0.00
120 Days           0                              0.00           120 Days                 0                               0.00
150 Days           0                              0.00           150 Days                 0                               0.00
180+ Days         11                        406,048.68           180+ Days                1                          67,368.04
               ---------------------------------------                              ------------------------------------------
                  14                        488,346.27                                    1                          67,368.04

0-29 Days      0.000000%                      0.000000%          0-29 Days             0.000000%                      0.000000%
30 Days        0.000000%                      0.000000%          30 Days               0.000000%                      0.000000%
60 Days        0.239234%                      0.033452%          60 Days               0.000000%                      0.000000%
90 Days        0.478469%                      0.071763%          90 Days               0.000000%                      0.000000%
120 Days       0.000000%                      0.000000%          120 Days              0.000000%                      0.000000%
150 Days       0.000000%                      0.000000%          150 Days              0.000000%                      0.000000%
180+ Days      2.631579%                      0.519123%          180+ Days             0.239234%                      0.086128%
               ---------------------------------------                              ------------------------------------------
               3.349282%                      0.624338%                                0.239234%                      0.086128%

                                                                                                        TOTAL
                                                                                      No of Loans                  Prin Balance

                                                                 0-29 Days                4                         112,184.31
                                                                 30 Days                 54                       2,077,469.86
                                                                 60 Days                 18                         614,664.99
                                                                 90 Days                  4                          71,988.57
                                                                 120 Days                 2                         246,594.19
                                                                 150 Days                 5                         153,389.03
                                                                 180+ Days               22                       1,121,922.82
                                                                                    ------------------------------------------
                                                                                        109                       4,398,213.77

                                                                 0-29 Days             0.956938%                      0.143425%
                                                                 30 Days              12.918660%                      2.655992%
                                                                 60 Days               4.306220%                      0.785833%
                                                                 90 Days               0.956938%                      0.092036%
                                                                 120 Days              0.478469%                      0.315264%
                                                                 150 Days              1.196172%                      0.196104%
                                                                 180+ Days             5.263158%                      1.434349%
                                                                                    ------------------------------------------
                                                                                      26.076555%                      5.623003%



Current Period Class A Insufficient Funds                                   0.00
Principal Balance of Contaminated Properties                                0.00
Periodic Advance                                                       51,077.99



                              COLLATERAL STATEMENT

Collateral Description                               Mixed Fixed & ARM & Balloon
Weighted Average Gross Coupon                                          7.462677%
Weighted Average Net Coupon                                            7.199820%
Weighted Average Pass-Through Rate                                     7.172992%
Weighted Average Maturity (Stepdown Calculation)                             269

Beginning Scheduled Collateral Loan Count                                    435
Number of Loans Paid in Full                                                  17
Ending Scheduled Collateral Loan Count                                       418

Beginning Scheduled Collateral Balance                             82,806,039.46
Ending Scheduled Collateral Balance                                78,076,579.08
Ending Actual Collateral Balance at 30-April-2003                  78,218,241.19

Monthly P&I Constant                                                  609,993.68
Special Servicing Fee                                                       0.00
Prepayment Penalties                                                        0.00
Realized Loss Amount                                                        0.00
Cumulative Realized Loss                                              125,561.10


Ending Schedule Balance for Premium Loans                          78,076,579.08
Ending Schedule Balance for Discount Loans                                  0.00
Scheduled Principal                                                    95,031.42
Unscheduled Principal                                               4,634,428.96


                             Miscellaneous Reporting

Group 1 Senior Percentage                                             90.836507%
Group 1 Subordinate Percentage                                         9.163493%
Group 1 Senior Prepay Percentage                                     100.000000%
Group 1 Subordinate Prepay Percentage                                  0.000000%
Group 2 Senior Percentage                                             81.371347%
Group 2 Subordinate Percentage                                        18.628653%
Group 2 Senior Prepay Percentage                                      92.548539%
Group 2 Subordinate Prepay Percentage                                  0.074515%



 Group                                          3                     4                       5                     Total
Collateral Description                     Mixed ARM            Mixed Fixed              Mixed ARM            Mixed Fixed &ARM &B
Weighted Average Coupon Rate                6.765690              9.827892                9.349914                  7.462677
Weighted Average Net Rate                   6.512626              9.546424                9.044015                  7.199820
Pass-Through Rate                           6.497625              9.511424                8.949014                  7.172992
Weighted Average Maturity                        311                   167                     212                       269
Record Date                                4/30/2003             4/30/2003               4/30/2003                 4/30/2003
Principal and Interest Constant           352,383.56            156,009.15              101,600.97                609,993.68
Beginning Loan Count                             114                   267                      54                       435
Loans Paid in Full                                 7                     8                       2                        17
Ending Count Loan                                107                   259                      52                       418
Beginning Scheduled Balance            62,468,749.63         10,792,526.17            9,544,763.66             82,806,039.46
Ending Scheduled Balance               58,668,663.28         10,129,818.34            9,278,097.46             78,076,579.08
Scheduled Principal                           180.05             67,619.33               27,232.04                 95,031.42
Unscheduled Principal                   3,799,906.30            595,088.50              239,434.16              4,634,428.96
Scheduled Interest                        352,203.51             88,389.82               74,368.93                514,962.26
Servicing Fee                              13,173.86              2,531.46                2,433.11                 18,138.43
Master Servicing Fee                          780.86                314.80                  278.40                  1,374.06
Trustee Fee                                     0.00                  0.00                    0.00                      0.00
FRY Amount                                      0.00                  0.00                    0.00                      0.00
Special Hazard Fee                              0.00                  0.00                    0.00                      0.00
Other Fee                                       0.00                  0.00                  477.23                    477.23
Pool Insurance Fee                              0.00                  0.00                    0.00                      0.00
Spread 1                                        0.00                  0.00                    0.00                      0.00
Spread 2                                        0.00                  0.00                    0.00                      0.00
Spread 3                                        0.00                  0.00                    0.00                      0.00
Net Interest                              338,248.79             85,543.56               71,180.19                494,972.54
Realized Loss Amount                            0.00                  0.00                    0.00                      0.00
Cumulative Realized Loss                        0.00            125,561.10                    0.00                125,561.10
Percentage of Cumulative Losses                 0.00                  0.01                    0.00                      0.00
Prepayment Penalties                            0.00                  0.00                    0.00                      0.00
Special Servicing Fee                           0.00                  0.00                    0.00                      0.00
